Exhibit 99.1

Corporate Overview July 2021

Forward - Looking Statements 2 © 2020 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. trademarks are property of their respective owners. THE STATEMENTS IN THIS PRESENTATION MAY INCLUDE FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, AMONG OTHER THINGS RELATE TO THE FUTURE OPERATIONS, OPPORTUNITIES OR FINANCIAL PERFORMANCE OF ZYNERBA PHARMACEUTICALS, INC. WE MAY, IN SOME CASES, USE TERMS SUCH AS “PREDICTS,” “BELIEVES,” “POTENTIAL,” “PROPOSED,” “CONTINUE,” “ESTIMATES,” “ANTICIPATES,” “EXPECTS,” “PLANS,” “INTENDS,” “MAY,” “COULD,” “MIGHT,” “WILL,” “SHOULD” OR OTHER WORDS THAT CONVEY UNCERTAINTY OF FUTURE EVENTS OR OUTCOMES TO IDENTIFY THESE FORWARD - LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO NUMEROUS IMPORTANT FACTORS, RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THE COMPANY’S CURRENT EXPECTATIONS, INCLUDING THE FOLLOWING: THE COMPANY’S CASH AND CASH EQUIVALENTS MAY NOT BE SUFFICIENT TO SUPPORT ITS OPERATING PLAN FOR AS LONG AS ANTICIPATED; THE RESULTS, COST AND TIMING OF THE COMPANY’S CLINICAL DEVELOPMENT PROGRAMS, INCLUDING ANY DELAYS TO SUCH CLINICAL TRIALS RELATING TO ENROLLMENT OR SITE INITIATION; CLINICAL RESULTS FOR THE COMPANY’S PRODUCT CANDIDATES INCLUDING RECONNECT TRIAL MAY NOT BE REPLICATED OR CONTINUE TO OCCUR IN ADDITIONAL TRIALS AND MAY NOT OTHERWISE SUPPORT FURTHER DEVELOPMENT IN A SPECIFIED INDICATION OR AT ALL; THE COMPANY’S PLANNED RECONNECT TRIAL MAY NOT BE DETERMINED TO BE SUFFICIENT TO SUPPORT AN NDA SUBMISSION; ACTIONS OR ADVICE OF THE U.S. FOOD AND DRUG ADMINISTRATION AND FOREIGN REGULATORY AGENCIES MAY AFFECT THE DESIGN, INITIATION, TIMING, CONTINUATION AND/OR PROGRESS OF CLINICAL TRIALS OR RESULT IN THE NEED FOR ADDITIONAL CLINICAL TRIALS; THE COMPANY’S ABILITY TO OBTAIN AND MAINTAIN REGULATORY APPROVAL FOR ITS PRODUCT CANDIDATES, AND THE LABELING UNDER ANY SUCH APPROVAL; AND THE COMPANY’S EXPECTATIONS REGARDING ITS ABILITY TO OBTAIN AND ADEQUATELY MAINTAIN SUFFICIENT INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES. THESE AND OTHER RISKS ARE DESCRIBED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AVAILABLE AT WWW.SEC.GOV. ANY FORWARD - LOOKING STATEMENTS THAT THE COMPANY MAKES IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE FORWARD - LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, AFTER THE DATE OF THIS PRESENTATION .

Zynerba Pharmaceuticals (NASDAQ: ZYNE) 3 A Rare/Near - Rare Neuropsychiatric Company • Deep pipeline targeting high unmet medical needs; translating into multi - billion dollar market opportunity with Zygel Ʀ (Cannabidiol Gel) • Focused on initiating RECONNECT trial of Zygel in Fragile X syndrome (FXS) in Q3 2021 • Continuing to pursue three additional neuropsychiatric indications: • 22q11.2 deletion syndrome (22q) – Phase 2 ongoing • Autism spectrum disorder (ASD) – Phase 2 complete • Developmental and epileptic encephalopathies (DEE) – Phase 2 complete • Experienced team with development and commercial expertise in transdermal delivery, orphan diseases, neurology, and psychiatry • Cash runway expected to be sufficient to fund operations well into 1H 2024

Deep Clinical Pipeline & Near - term Milestones 4 Zygel Cannabidiol Gel *Orphan Drug and Fast Track designation **Orphan Drug designation Expected Milestones Initiate confirmatory RECONNECT pivotal trial in Q3 2021 Update on pathway forward in Q3 2021 based upon our discussions with FDA Screening of patients has resumed; timing for top line results TBD when enrollment complete Finalize target syndrome selection in 2021 Indication Preclinical Phase 1 Phase 2 Fragile X Syndrome (FXS)* Pivotal BRIGHT: Topline data released 22q Deletion Syndrome (22q)** BELIEVE: Topline data released Developmental and Epileptic Encephalopathies (DEE) Autism Spectrum Disorder (ASD) INSPIRE: Ongoing RECONNECT: Preparing for confirmatory trial

Neuropsych Indications Differentiated Formulation delivers Cannabidiol through the epidermis and into the circulatory system Zygel (ZYN002) Cannabidiol Gel 5 Unique Mechanism of Action First & only patent - protected (2038), permeation - enhanced, pharmaceutically - produced cannabidiol gel Transdermal Cannabidiol modulates multiple receptors and mediates numerous pathways, including the endocannabinoid pathway Potential utility in rare / near - rare neuropsychiatric conditions

6 • Rare genetic developmental disability • Leading known cause of both inherited intellectual disability and ASD • No approved drugs indicated for FXS • Symptoms linked to deficiencies in the endocannabinoid system (ECS) • Mutation impacts FMR1 gene and causes ECS dysregulation, causing core cognitive, social, and behavioral symptoms of FXS • Easily identified mutation manifests as multiple CGG repeats in FMR1 (full mutation = >200 repeats) • U.S. patents provide IP protection to 2038 • FMR1 gene codes for production of FMRP* which is vital to synapse development • Methylation of FMR1 also plays a role in determining functionality of the gene • When methylation of FMR1 silences the gene, no FMRP is produced: Systems and processes affected by FMRP become dysregulated • ~60% of patients are believed to fall into the completely methylated category Fragile X Syndrome (FXS) *FMR Protein; RNA - binding protein that helps regulate synaptic development and plasticity Role of FMR1 Methylation FXS FXS is routinely diagnosed by assessing (1) CGG repeats and (2) methylation status ~ 40K U.S. patients with complete methylation ~70K U.S. patients with full mutation FXS

CONNECT - FX Trial Design 7 C linical study O f Ca NN abidiol in Childr E n and Adoles C en T s with F ragile X (CONNECT - FX) Zygel (n=110; 72 *) 250 mg daily 500 mg daily (weight - based dose) Placebo (n=102; 65 *) Mirrored Zygel administration 14 weeks Three through 17 years of age Open label extension (OLE) DBPC: Complete 48 months: Ongoing Patients randomized (1:1) to receive either Zygel or placebo * Patients with complete methylation of their FMR1 gene (137 total ~ 65% of trial population)

CONNECT - FX 8 • Primary endpoint: • Change from baseline to end of treatment in ABC - C FXS Social Avoidance subscale • Key secondary endpoints: • Change from baseline to end of the treatment in • ABC - C FXS Irritability subscale score • ABC - C FXS Socially Unresponsive/Lethargic subscale score • Improvement in Clinical Global Impression (CGI - I) at end of treatment, anchored to FXS behaviors • Aligned with FDA’s ‘Voice of the Patient’ Guidance • Captured qualitative data on clinical relevance of FXS behaviors Endpoints and Data Collected

9 9 CONNECT - FX Results: Complete FMR1 Methylation Consistent Improvements Observed with Zygel vs. Placebo Caregiver reported behavioral change Clinician reported improvements in behavior Clinically meaningful improvements in behavior Primary endpoint Caregiver Global Impression of Change Any Improvement Zygel vs placebo Social interaction 63% vs 37% ( p =0.005*) Irritable/Disruptive Behaviors 54% vs 33% ( p =0.027*) Social Avoidance/Isolation 58% vs 46% ( p =0.195) Overall behavior 61% vs 46% ( p =0.100) Clinically meaningful improvement on drug Significantly more pts achieved a clinically meaningful change Zygel vs placebo Social Avoidance (≥ 3 points) 56% vs 37% ( p =0.030*) Irritability (≥ 9 points) 37% vs 26% ( p =0.232) Clinical Global Impression of Improvement (anchored)** Any Improvement Zygel vs placebo 50% vs 36% ( p =0.128) ABC - C FXS Social Avoidance subscale 40% median percent improvement in socially avoidant behaviors ( p =0.027*) * Statistically significant ** Not specific to Social Avoidance N=136 patients with complete methylation

CONNECT - FX: Safety 10 • Zygel was very well tolerated • No serious or severe adverse events reported during the trial • All treatment - emergent adverse events (TEAEs; any event, whether unrelated or related to study drug) were mild or moderate • Most common treatment - related TEAE: application site pain • Zygel: 6.4%; placebo: 1.0% • Seven total psychiatric disorder TEAEs; 5 were in placebo group • Laboratory values for chemistry and hematology comparable between placebo and Zygel groups; no clinically relevant abnormalities in either group • No clinically significant changes to liver function tests

Trial Design 11 R andomiz e d, Double - Blind, Pla c ebo - C on trolled, Multiple - Ce n ter, Effica c y and Safe t y Study of ZYN002 Administered as a Transdermal Gel to Children and Adolescents with Fragile X Syndrome Zygel ( n~100 ; 80*) 250 mg daily ( ≤ 30kg) 500 mg daily (> 30kg ) 750 mg daily (> 50kg ) (weight - based dose) Placebo ( n~100 ; 80*) Mirrors Zygel administration 18 weeks Three through 17 years of age Open label extension (OLE) DBPC: Initiate Q3 2021 24 months: Planned Patients randomized (1:1) to receive either Zygel or placebo * Patients with complete methylation of FMR1 gene

• Primary endpoint will be change vs. placebo in Social Avoidance subscale of ABC - C FXS for children and adolescents who have complete (100%) methylation of the FMR1 gene • Partial methylation cohort will have descriptive statistics gathered and they will be combined with full methylation cohort for key secondary analysis • 18 week trial design will allow us to determine if the behavioral symptoms continue to improve over time • Added a third dosing group of 750 mg for individuals >50 kg to maintain appropriate dosing levels for all patients • Making trial more patient and family friendly – virtual visits, fewer assessments administered, reducing frequency of lab and ECG tests, providing each family an electronic tablet for recording of assessments and skin diaries 12 Trial Design

13 • Near - rare disorder • Symptoms include irritability; anxiety, restricted, repetitive patterns of behavior; impairments in social communication; deficits in verbal and non - verbal communication; deficits in developing, understanding and maintaining relationships • Most diagnosed after age 4; can be diagnosed as early as age 2 ௗ • Significant unmet medical need • Accelerating rate of diagnosis but only two FDA approved products; both atypical antipsychotics • Neither address the key symptoms of social impairment and anxiety • Results from clinical trials of Zygel suggest spectrum of activity against core behaviors • Newer studies suggest ASD is linked to disruption of the ECS • Altered anandamide signaling may contribute to ASD - related social and communication impairments • ECS system modulates many cellular functions and molecular pathways altered in ASD • Cannabidiol may modulate the EC system and improve certain autism - related behaviors • Evidence suggests that cannabidiol may improve social avoidance and anxiety Autism Spectrum Disorder (ASD) Rationale for Developing Zygel in ASD ASD U.S. patents provide IP protection to 2038 ~1M U.S. children and adolescents with ASD

BRIGHT Phase 2 Trial in ASD 14 Open - La B el Tole R ab I lity and Efficacy Study of ZYN002 Administered as a Transdermal G el to C H ildren and Adolescen T s with Autism Spectrum Disorder 37 pts with moderate - to - severe ASD enrolled Three through 17 years of age Screening Zygel 14 Weeks Weight based dosing: 14 weeks: COMPLETE 250 mg to 500 mg daily • Aberrant Behavior Checklist (ABC - C) • Parent Rated Anxiety Scale – Autism Spectrum Disorder (PRAS - ASD) • Autism Parenting Stress Index • Autism Impact Measure (AIM) 24 Weeks Open label extension • Clinical Global Impression – Improvement (CGI - I) and Severity (CGI - S) • Qualitative Caregiver Reported Behavioral Problems Survey Efficacy assessments (primary efficacy assessment = week 14 vs baseline)

15 15 Results of BRIGHT Phase 2 Trial Autism symptom frequency and impact Parental stress Qualitative caregiver assessments Severity of anxiety Primary efficacy objective ABC - C subscales % improvement Irritability: 39.1% ( p <0.0001*) Inappropriate Speech: 42.5% ( p =0.0002*) Stereotypy: 39.1% ( p <0.0001*) Social Withdrawal: 36.4% ( p <0.0001*) Hyperactivity: 35.6% ( p <0.0001*) Qualitative Caregiver Behavioral Problems Survey % Improvements Behavioral: 69% improved Social: 63% improved Emotional: 72% improved Autism Parenting Stress Index Mean improvement of 38.9% ( p<0.0001 *) Parent Rated Anxiety Scale for ASD (PRAS - ASD) Mean improvement of 46% ( p <0.0001*) * Statistically significant Autism Impact Measure (AIM) % improvement Atypical behavior: 34.1% ( p <0.001*) Communication: 19.7% ( p <0.001*) Peer interaction: 19.8% ( p <0.001*) Repetitive behavior: 32.1% ( p <0.0001*) Social reciprocity: 10.7% ( p =0.0053*) Statistically Significant Results at Week 14 Compared to Baseline Full data available in May 26, 2020 and October 15, 2020 press releases

• Well tolerated; consistent with previously released data • Fewer than half of patients experienced an adverse event (AE); most were mild and transient • Only 14% of patients experienced a treatment - related AE • All application site - related • No severe or serious AEs reported during the trial 16 Well Tolerated Safety Profile in BRIGHT Trial in ASD

Next Steps in ASD Program 17 • In 1H2021, Zynerba discussed data supporting the potential efficacy of Zygel in ASD, including the results of the Phase 2 BRIGHT trial, with the FDA to determine the regulatory path forward • Zynerba will disclose information about pathway forward in Q3 2021 • Present additional data at future medical meetings

18 • Rare disorder; most common contiguous gene deletion syndrome • Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy • Neuropsychiatric illnesses (anxiety disorders, ASD) and learning disabilities common • 22q associated with increased anxiety, withdrawn behavior and social interaction problems • Early onset of neuropsychiatric symptoms disrupts development and quality of life, and heightens risk of later psychotic disorders • 25 - fold increased risk of developing schizophrenia • No drugs currently approved to treat 22q • Overlapping target symptoms in FXS and ASD have been shown to respond to Zygel in trials to date • Cannabidiol may treat neuropsychiatric symptoms due to activity as: • Modulator of endocannabinoid system • Agonist at serotonin 1A receptors • Antagonist at GPR55 receptors • Phase 2 trial underway in pediatric and adolescent patients with 22q • Enrollment delayed due to COVID - 19 restrictions in Australia; screening has resumed in March 2021; topline results timeline to be announced following completion of enrollment 22q11.2 Deletion Syndrome (22q) Rationale for Developing Zygel in 22q 22q Orphan Drug designation for treatment of 22q ~81K U.S. patients with 22q

INSPIRE Phase 2 Trial in 22q 19 Target: 20 patients Six through 17 years of age Screening Zygel 14 Weeks Weight based dosing: 14 Weeks 250 mg to 500 mg daily Efficacy assessments (week 14 vs baseline) include: • Aberrant Behavior Checklist - Community (ABC - C) • Anxiety, Depression and Mood Scale (ADAMS) • Qualitative Caregiver Reported Behavioral Problem Survey • Clinical Global Impression – Severity and Improvement Assessing the I mpact of Zygel (Tra ns dermal Cannabidiol Gel) on P ediatr i c Behavio r al and E motional Symptoms of 22q11.2 Deletion Syndrome 24 Weeks Open label extension

20 • Group of rare / ultra rare childhood - onset epilepsies with impaired or regressed developmental progress • Cognitive impairment, psychiatric problems, and behavioral disturbances are phenotypic • Medically fragile population • Comorbidities include cerebral palsy, chronic respiratory infections, gait disturbances, movement disorders, scoliosis, and feeding problems • Includes wheelchair bound individuals, feeding tubes • Most common and debilitating seizure types: • Focal impaired - awareness (FIAS) – complex partial • Focal to bilateral tonic - clonic and generalized tonic - clonic (TCS) – convulsive seizures (CS) • Strong positive data observed in open label BELIEVE trial • Due to the heterogeneity of DEE patients, FDA suggests pursuing individual syndromes rather than considering DEE as a single condition • Evaluation of potential target indication(s) is ongoing • Expect to finalize target syndrome selection in 2021 in one or more DEE syndromes Developmental and Epileptic Encephalopathies (DEE) Developing Zygel in DEE DEE

BELIEVE Phase 2 Trial in DEE 21 Open La B el Study to Assess the Safety and E fficacy of ZYN002 Administered as a Transderma L Gel to Ch I ldren and Adol E scents with De V elopmental and E pileptic Encephalopathy 48 patients enrolled Three through 17 years of age Screening Maintenance 22 Weeks Titration 4 Weeks Open label extension Weight based dosing: Six months: COMPLETE Six months Zygel 250 mg to 1000 mg daily

22 22 Results of BELIEVE Phase 2 Trial Clinically Meaningful Improvements in FIAS / TCS and QoL vs. Baseline ≥35% and ≥50% responders Reductions in seizures in patients with ASD Improved Sleep Qualitative assessments Primary efficacy objective Median % Reductions in Seizures Month 3 (n=33): 44% Month 6 (n=29): 51% Month 9 (n=18): 60% Month 12 (n=18): 73% ELDQOL Statistically significant reductions in subscale scores for seizure severity, behavior, and mood ( p <0.01) Median % Reductions in Seizures: Comorbid ASD Month 3 (n=10): 45% Month 6 (n=10): 59% Month 9 (n=8): 67% Month 12 (n=8): 74% % of patients with ≥35% and ≥50% Reductions in FIAS and TCS ≥35% reductions Month 3: 58% Month 6: 62% Month 12: 89% Sleep Disturbance Scale for Children (SDSC) % Improvement Statistically significant improvements observed in Total Score: 36%; p =0.012 Disorders of initiating/maintaining sleep: 22%; p =0.006 Disorders of arousal/nightmares: 100%; p =0.031 Sleep wake transition disorder: 31%; p =0.030 ≥50% reductions Month 3: 46% Month 6: 55% Month 12: 83% Full data available in September 18, 2019 and December 4, 2020 press releases Caregiver Feedback Verbatim feedback included improved vitality, concentration and cognition, and school improvement

23 • Tolerability profile consistent with the safety database for Zygel • Most treatment - emergent adverse events (TEAEs) (any event, whether unrelated or related to study drug) were mild or moderate • Two SAEs deemed possibly drug - related (LRTI and status epilepticus) • No drug - related clinically significant changes in vital signs, ECGs, or laboratory findings BELIEVE Safety Zygel Well Tolerated over 12 months: No Safety Signal Identified

Financial Strength 24 • Clean balance sheet • No debt, 41.3 M shares outstanding (as of May 7, 2021) • Cash and cash equivalent position of $ 93.1M as of March 31, 2021 • From January 1, 2021 to February 9, 2021 we raised net proceeds of $42.2 million through the sale of 10.2 million shares of equity through our “At The Market” sales agreement • Cash runway expected to be sufficient to fund operations and capital requirements well into the first half of 2024

Deep Clinical Pipeline & Near - term Milestones 25 Zygel Cannabidiol Gel *Orphan Drug and Fast Track designation **Orphan Drug designation Expected Milestones Initiate confirmatory RECONNECT pivotal trial in Q3 2021 Update on pathway forward in Q3 2021 based upon our discussions with FDA Screening of patients has resumed; timing for top line results TBD when enrollment complete Finalize target syndrome selection in 2021 Indication Preclinical Phase 1 Phase 2 Fragile X Syndrome (FXS)* Pivotal BRIGHT: Topline data released 22q Deletion Syndrome (22q)** BELIEVE: Topline data released Developmental and Epileptic Encephalopathies (DEE) Autism Spectrum Disorder (ASD) INSPIRE: Ongoing RECONNECT: Preparing for confirmatory trial

Corporate Overview July 2021